SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 16, 2011

OVERHILL FARMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-16699	75-2590292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 East Vernon Avenue, Vernon, California	90058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(323) 582-9977

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 20, 2011, Overhill Farms, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior Filing”) disclosing that the Company had exercised its option to extend the term of its Lease for Plant No. 1 (each as defined in the Prior Filing) for a period of five years (the “Option Term”).  The Company also disclosed that pursuant to the terms of the Lease, the Company and the Landlord (as defined in the Prior Filing) were required to work together to determine the current fair market value base rent for Plant No. 1, which would become the base rent under the Lease for the Option Term.  If the Company and the Landlord failed to agree on the fair market value base rent for Plant No. 1, the Lease required that the parties submit to arbitration for the determination of the new base rent.  Further, the Lease provided that in no event would the monthly base rent for the Option Term be less than the monthly base rent for Plant No. 1 in September 2011, which was expected to be approximately $0.46 per square foot.

On May 16, 2011, the Company and the Landlord entered into a Second Amendment to Lease (“Second Amendment”), which is dated as of May 6, 2011.  Pursuant to the Second Amendment, the Lease shall expire on September 30, 2016 and the monthly base rent is increased to $95,244.47 (or approximately $0.49 per square foot) effective as of October 1, 2011.  In addition, on April 1, 2014, the monthly base rent payable under the Lease shall be adjusted by the Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers for Los Angeles-Riverside-Orange County (California) (“CPI”) for January, 2014 as compared to the CPI for July, 2011.  A copy of the Second Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The summary above does not include a description of all of the terms, conditions and other provisions of the Lease or the Second Amendment and is not intended to be a complete description, or a substitute for a full and complete reading, of the Lease, the Second Amendment and the Exercise Notice (as defined in the Prior Filing).  This summary is qualified in all respects by reference to the full text of the Lease, the Second Amendment and the Exercise Notice.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Lease, dated May 6, 2011 (*)

         *  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2011	OVERHILL FARMS, INC.

By: /s/ Tracy E. Quinn
Tracy E. Quinn,
Chief Financial Officer

EXHIBIT ATTACHED TO THIS FORM 8-K

Number	Description

10.1	Second Amendment to Lease, dated May 6, 2011